Exhibit 10.1

                   SECOND AMENDMENT TO MANUFACTURING AGREEMENT


          This Second Amendment made as of May 13, 2003, to Manufacturing Agreement dated October 1, 2000 between Signore, Inc., a Delaware corporation
("Seller") and American Locker Security Systems, Inc., a Delaware corporation ("Buyer").

          WHEREAS, Seller and Buyer are parties to a Manufacturing Agreement dated October 1, 2000, as amended (as so amended, the "Agreement");

          WHEREAS, Seller and Buyer wish to make certain amendments to the Agreement.

          NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, Seller and Buyer agree as follows:

               1. All defined terms used herein shall have the definitions set forth in the Agreement.

               2. Buyer and Seller acknowledge that as of December 31, 2002, the Remaining Inventory Value of Locker Inventory (as defined in Section 3(f) of the Agreement) was $1,053,055.46. In accordance with the provisions of Section 3(f) of the Agreement, Seller is obligated to pay Buyer the sum of $185,459.00, $30,000.00 of which shall be paid on June 30,
                    2003 and $155,459.00 of which is to be paid on December 31, 2003.

                    Such $185,459.00 payment is calculated as follows:

                             Actual Inventory 12/31/02            $ 1,053,055.46
                             Remaining Inventory Value 1/1/02       1,238,514.46
                                                                    ------------
                             Payment Due from Seller to Buyer     $   185,459.00
                                                                  ==============


               3. Buyer and Seller agree that Locker Inventory determined on a pro forma basis as of December 31, 2002 as if all payments required under Section 2 hereof had been made as of that date was $1,053,055.46 (i.e. Remaining Locker Inventory as of January 1, 2002 of $1,238,514.46 minus the $185,459.00 payment made by Seller under Section 2 hereof).

               4. Except as expressly provided herein, the Agreement shall remain unamended and in full force and effect.




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               WITNESS the due execution hereof.

                                   SIGNORE, INC.


                                By:         /s/Michael A. Ditonto
                                            ------------------------------------
                                Title:      President & COO
                                            ------------------------------------


                                AMERICAN LOCKER SECURITY SYSTEMS, INC.


                                By:         /s/ Edward Ruttenberg
                                            ------------------------------------
                                Title:      Chairman and Chief Executive Officer